SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

Dynamic Healthcare Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11

    (1) Title of each class of securities to which transaction applies:
    (2)  Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)  Proposed maximum aggregate value of transaction:
    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No:
    (3)  Filing Party:
    (4)  Date Filed:

                     DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC.:

The Annual Meeting of the Shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation, (the "Company" ) will be held at the Sheraton North Orlando Hotel, 600 North Lake Destiny Drive, Maitland, Florida 32751 on June 4, 1998, at 1:30 p.m. local time, for the following purposes:

  1.	To elect seven (7) persons as directors for a term of one
year. The slate proposed by the Board of Directors is set forth in the accompanying Proxy Statement.

  2.	To vote on the proposal by the Board of Directors that KPMG
Peat Marwick, LLP, independent public accountants, be engaged as auditors for the Company for the fiscal year ending December 31, 1998.

  3.	To vote on the proposal by the Board of Directors that
employer matching contributions related to 1998 employee deferrals to the Dynamic Healthcare Technologies, Inc. 401(k) plan, be made monthly in the form of Company common stock.

  4.	To vote on the proposal by the Board of Directors to amend
the Employee Stock Purchase Plan ("ESP Plan") to extend the expiration date to December 31, 2003.

  5.	To vote on the proposal to ratify and confirm the Board of
Directors issuance of a special Stock Option Agreement in favor of Mr. Mitchel J. Laskey.

  6.	To vote on the proposal by the Board of Directors to
increase the number of Board members to eight (8) and elect Guy
Rabbat as a member of the Board of Directors.

  7.	To vote on the proposal by the Board of Directors to amend
Article II, Section 2 of the Company's By-Laws.

  8.	To consider and transact any other business which may
properly come before the meeting or any adjournment thereof.


The Board of Directors has designated April 17, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only shareholders of record at the close of business on April 17, 1998, will be entitled to notice of and to vote at the meeting.

You are cordially invited to attend the meeting. Whether or not you plan to attend, please mark, sign, date and mail the enclosed proxy, which requires no postage if mailed in the United States.

Your attention is called to the accompanying Proxy Statement.



                               By Order of the Board of Directors
                               /S/ PAUL S. GLOVER
                               Paul S. Glover
                               Vice President Finance,
                               Chief Financial Officer and Secretary
                               Dynamic Healthcare Technologies, Inc.
                               101 Southhall Lane, Suite 210
                               Maitland, Florida 32751

                       DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

                                   PROXY STATEMENT

                     ANNUAL MEETING OF SHAREHOLDERS JUNE 4, 1998

This Proxy Statement is furnished to shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation, (the "Company") in connection with the solicitation on behalf of the Board of Directors of proxies for use at the Annual Meeting of Shareholders to be held on June 4, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The address of the principal executive office of the Company is 101 Southhall Lane, Suite 210, Maitland, Florida 32751. This
Proxy Statement and form of Proxy were mailed to shareholders of the Company on approximately April 30, 1998.

                   SOLICITATION AND REVOCATION OF PROXIES

The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by facsimile machine, telegraph or telephone.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder given a proxy in such form may revoke it any time before it is voted at the meeting, by executing a subsequent proxy or by notice to the Secretary of the Company at the Company's principal address as set forth above. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated thereon. If no instructions are indicated, proxies will be voted (i) "FOR" the election of the eight (8) persons named herein as nominees for election to the Board of Directors; (ii) "FOR" proposals 2, 3, 4, 5, 6, and 7; and (iii) at the discretion of the proxy holders of record for any other matter that may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware that any matter other than those described in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is appended will be presented for action at the meeting.

                        VOTING RIGHTS AND PROCEDURE

Only shareholders of record at the close of business on April 17, 1998 ("Entitled Shareholders"), are entitled to execute proxies or to vote at the annual meeting. As of March 31, 1998, there were 18,034,260 shares of the Company's common stock, par value $.01 per share (the "Common Stock") outstanding. Each holder of Common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting, other than the election of directors, in which shareholders may cumulate their votes, (see "Election of Board of Directors"). A majority of the outstanding shares are required to constitute a quorum at the meeting. Abstentions and broker non-votes are counted as shares eligible to vote at the Annual Meeting of Shareholders in determining whether quorum is present, but do not represent votes cast with respect to any proposal.

            PROPOSAL NUMBER ONE (1) - ELECTION OF BOARD OF DIRECTORS

Seven (7) Directors are to be elected at the annual meeting to serve until the 1999 annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. If, prior to the meeting, any nominee ceases to be a candidate for election because the nominee is unable to serve, or for good cause will not serve, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

Shareholders have cumulative voting rights in connection with the election of directors. Each Entitled Shareholder may cast a number of votes equal to the number of shares of Common Stock owned multiplied by the number of directors to be elected seven
(7). Those votes may be distributed among all the nominees equally, or divided among any number of the nominees in such proportion as the shareholder may desire. The seven (7) nominees who receive the greatest number of votes will be elected.

Unless authority is withheld in the proxy, the persons named in the enclosed form of proxy will cast the votes of the proxied shares to elect the seven nominees hereinafter named. These shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all), if such action is considered necessary or desirable by the proxy holders. The Board of Directors recommends a vote "FOR" election of the nominees listed below.

                  NOMINEES FOR ELECTION TO BOARD OF DIRECTORS


Nominee and		Director
Principal Occupation*                 Age    Since    Other Directorships Held

Jerry L. Carson                       57     1993     None
  Executive Vice President and
  Chief Financial Officer
  Evans Enterprises

Mitchel J. Laskey, C.P.A.             48     1994     Alliance Bank,
  President andChief Executive Officer                a commercial bank
  Dynamic Healthcare Technologies, Inc.

Thomas J. Martinson                   48     1986     None
  President
  Martinson & Company, Ltd.

Bret R. Maxwell                       39     1996     None
  Vice Chairman
  First Analysis Corporation

David M. Pomerance                    53     1991     None
  President
  MMRI, Inc.

Daniel Raynor                         38     1996     None
  Managing Partner
  The Argentum Group

Richard W. Truelick                   57     1996     None
  President
  Truelick Associates


*See also Proposal Number Six (6) by the Board of Directors to increase the number of Board members to eight (8) and elect Guy
Rabbat as a member of the Board of Directors.

Jerry L. Carson has been a Director of the Company since
January 1993. Mr. Carson has been executive vice president and chief financial officer of Evans Enterprises, a property management and real estate development firm in Bedford, New Hampshire, since 1990. Mr. Carson was executive vice president and chief financial officer of Playboy Enterprises, Inc. from 1988 to 1990 and held the positions of vice president of corporate development and treasurer of Baxter International from 1980 to 1986.

Mitchel J. Laskey has been Chief Executive Officer since May 1996, President, Chief Operating Officer and Treasurer since August 1994 and a Director since December 1994. From 1992 to 1994, Mr. Laskey was chairman and chief executive officer of Dynamic Technical Resources, Inc., which was acquired by the Company in August 1994. From 1985 to 1991, Mr. Laskey was a principal or managing partner in various entrepreneurial investments and also acted as a volunteer officer for a not-for-profit social agency. From 1983 through 1985, Mr. Laskey was executive vice president of Dynamic Control Division of Baxter International and, from 1980 until its sale to Baxter International in 1983, was the executive vice president of Dynamic Control Corporation, a healthcare information systems company. Mr. Laskey has been a licensed certified public accountant since 1974 and is a member of the American and Florida Institutes of Certified Public Accountants.

Thomas J. Martinson has been a Director of the Company since 1986. He also was the Company's Chairman of the Board from 1986 until 1996 and Secretary from 1986 until 1994. Mr. Martinson has been president of Martinson & Company, Ltd. of Wayzata, Minnesota, an investment banking firm, since 1985. In March 1996, Mr. Martinson became the chairman of the board of directors of Interventional Innovations Corporation of St. Paul, Minnesota.

Bret R. Maxwell has been a Director of the Company since May
1996.  Mr. Maxwell is Vice Chairman of First Analysis
Corporation, a securities investment firm that he joined in 1982. Mr. Maxwell is also a director for numerous privately held companies.

David M. Pomerance has been Chairman of the Board of Directors since May 1996, and a Director since 1991. Mr. Pomerance served as chief executive officer of the Company from July 1994 to May 1996, was president from July 1994 through August 1994 and secretary from August 1995 to July 1996. He is the managing general partner of Martin Magnetic Imaging, Ltd., a magnetic resonance imaging (MRI) facility in Stuart, Florida. From 1990 through 1994, and from 1985 through 1989, Mr. Pomerance was a principal in various private businesses. During 1989 and 1990, Mr. Pomerance was the president of the Healthcare Systems Division of UNISYS Corporation. From 1983 through 1985, Mr. Pomerance was the president of the Dynamic Control Division of Baxter International. From 1974 until its sale to Baxter International in 1983, he was the president and controlling shareholder of Dynamic Control Corporation, a healthcare information systems company that he founded.

Daniel Raynor has been a Director of the Company since May
1996. Mr. Raynor has been the president of a general partner of The Argentum Group, a private investment firm, since November, 1987, and chairman of the general partner of Argentum Capital Partners, L.P., a small business investment company, since its
organization in February 1990.   Mr. Raynor is also a director
for numerous privately held companies.

Richard W. Truelick has been a Director of the Company since
May 1996. Mr. Truelick is the sole owner of Truelick Associates, a merger consulting and investment firm, where he has been employed there since 1988. From 1979 through 1988, Mr. Truelick was a partner in Adler-Truelick Associates, also a merger consulting and investment firm. Mr. Truelick was vice president corporate development for Beatrice Foods Company from 1968 through 1979.


            DYNAMIC HEALTHCARE TECHNOLOGIES, INC. BOARD OF DIRECTORS

The business of the Company is managed under the direction of its Board. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring its approval. The Board of Directors held four meetings during 1997, which were attended by all of the directors.

The Compensation and Incentive Stock Option Committee of the Company's Board of Directors consists of Daniel Raynor, Thomas
J. Martinson and Bret R. Maxwell. Mr. Raynor is the Committee's chair. The Committee's primary responsibilities are to formulate and recommend to the Board of Directors the compensation package for the Company's President and Chief Executive Officer; to formulate and recommend to the Board of Directors the terms of the Company's Management Incentive Compensation Plan; to recommend approval of and administer any other employee compensation and incentive plans; and to periodically review and make recommendations on the Company's general salary administration plan. The Committee held three meetings during 1997, which were attended by all its members.

The Audit Committee of the Company's Board of Directors consists of Richard W. Truelick, Jerry L. Carson and Bret R. Maxwell. Mr. Truelick is the Committee's chair. The Audit
Committee recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with independent auditors the Company's annual audit and annual financial statements; reviews the status of internal accounting controls with management; evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent auditors or the Board of Directors; and evaluates all public financial reporting documents of the Company. The Audit Committee held two meetings during 1997. The first meeting was attended by Mr. Maxwell and Mr. Truelick. The second meeting was attended by all of the Committee's members.

The Company's Board of Directors does not have a Nominating Committee. The functions customarily attributable to a Nominating Committee are performed by the Board of Directors as a whole. The Board of Directors will consider nominees recommended by security holders. For a security holder to recommend a nominee to the Board, the security holder must contact a member of the Board by mail in care of the Company and supply the following information:

  -- The security holder's name, address and phone number.
  -- The number of shares of the Company's Common Stock held by the security holder.
  -- The name, address, phone number and brief biography of the nominee recommended by the security holder.
  -- A statement by the security holder as to why he or she believes the recommended nominee should be nominated to stand for election to the Company's Board of Directors.

The Board of Directors will consider any nominee recommended by any security holder as long as such recommendation is received at least six months, but no longer than twelve months, prior to the next regularly scheduled annual meeting of shareholders.

                              EXECUTIVE OFFICERS


The names, ages and positions of the Company's executive officers are:

Name                 Age   Officer Position
David M. Pomerance   53    Chairman of the Board
Mitchel J. Laskey    48    President, Chief Executive Officer, Treasurer
                           and Director
Scott E. Waldrop     54    Senior Vice President and Chief Operating Officer
Michael L. Carlay    55    Senior Vice President - Sales and Marketing
Paul S. Glover       39    Vice President - Finance, Chief Financial Officer,
                           and Secretary

See Nominees For Election To The Board Of Directors for David
M. Pomerance and Mitchel J. Laskey.

Scott E. Waldrop has been Senior Vice President and Chief Operating Officer since January 1998 and has over 30 years experience in healthcare information systems. From 1995 to 1997 Mr. Waldrop was vice president, Information Systems Development with Columbia/HCA Healthcare Corporation. Prior to that, Mr. Waldrop operated as an independent consultant, and was vice president, Information Services for Saint Joseph Hospital in Denver, Colorado from 1990 to 1994.

Michael L. Carlay has been Senior Vice President - Sales and Marketing for the Company since July 1997. From 1995 to 1997 Mr. Carlay was vice president of Sales and Marketing for AMISYS
Managed Care Systems (now HBOC).   Mr. Carlay was vice president
of Sales for IBAX Healthcare Systems (now HBOC) from 1991 to 1994. Mr. Carlay has more than 20 years information systems experience.

Paul S. Glover has been Vice President - Finance and Chief Financial Officer of the Company since December 1994, Secretary since July 1996 and was director of Financial Operations from August 1994 through December 1994. Mr. Glover was the executive vice president of Uniprompt Microsystems, Inc. and president of its wholly owned subsidiary, Unisoft, Inc., from August 1990 through July 1994. Mr. Glover served as a certified public accountant with the national firms of Main Hurdman and Company (now part of KPMG Peat Marwick LLP), and Deloitte, Haskins and Sells (now part of Deloitte & Touche LLP).


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 10, 1998, with respect to each class of the Company's equity securities beneficially owned by each director, director nominee, by each person known to the Company to beneficially own more than 5% of the Company's outstanding classes of voting stock (i.e.. Common Stock), by executive officers, and by all officers and directors as a group.

                               Common Stock

Name and Address               Amount and Nature of                 Percentage
of Beneficial Owner            Beneficial Ownership (1)             of Class

Walter Barandiaran (2)         1,892,850                            9.52%
245 East 93rd Street, Apt. 26D
New York, NY 10128

Daniel Raynor (3)              1,845,650                            9.29%
c/o The Argentum Group
405 Lexington Avenue, 54th Floor
New York, NY 10174





                                       6




Bret R. Maxwell (4)             1,751,400	                          8.86%
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

First Analysis Corporation (5)  1,710,200                           8.66%
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

Oliver Nicklin (6)              1,710,200                           8.66%
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

State of Wisconsin              1,550,000                           8.59%
Post Office Box 7842
Madison, WI  53707

Mitchel J. Laskey (7)           1,111,755                           5.99%
1611 Talisia Court
Longwood, FL 32779

David M. Pomerance (8)            562,900                           3.12%
2421 Southeast Bahia Way
Stuart, FL  34996

Thomas J. Martinson (9)           162,500                             *
140 Barry Avenue North
Wayzata, MN  55391

Richard W. Truelick (10)           97,800                             *
Truelick Associates
167 Regatta Drive
Jupiter, FL  33477

Jerry L. Carson (11)               41,500                             *
3971 Gulfshore Blvd. North PH302
Naples, FL 33940

Paul S. Glover (12)                45,141                             *
1312 Winter Springs Boulevard
Winter Springs, FL  32708

All Directors and Officers as a Group
(19 Persons)                    5,392,211                           24.71%


   * Less than 1%






                                        7




(1) Shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days.

(2) Includes 42,000 shares of Common Stock owned by Mr. Walter Barandiaran through his individual retirement account, and 42,000 shares of Common Stock held by an individual retirement account for the benefit of his spouse and controlled by Mr. Barandiaran pursuant to a power of attorney. Additionally, by reason of Mr. Barandiaran's status as controlling persons of Argentum Capital Partners, LP ("ACP"), The Argentum Group ("TAG"), and the general partner of Environmental Private Equity Fund II, LP ("EPEF"), the table includes indirect beneficial ownership by him of 778,750 shares of Common Stock owned by ACP, 855,100 shares of Common Stock owned by EPEF and 175,000 additional shares of Common Stock which may be acquired by TAG upon the exercise of Common Stock purchase warrants.

(3) Includes 15,300 shares of Common Stock that Mr. Daniel
    Raynor may acquire upon the exercise of Common Stock purchase warrants. Additionally, by reason of Mr. Raynor's status as controlling person of ACP, TAG and the general partner of EPEF, the table includes indirect beneficial ownership by him of 778,750 shares owned by ACP, 855,100 shares of Common Stock owned by EPEF, and 175,000 additional shares which may be acquired by TAG upon the exercise of Common Stock purchase warrants.

(4) By reason of his status as the ultimate general partner of The Productivity Fund III, LP ("PFIII") and EPEF, Mr. Bret R. Maxwell may be deemed to be the indirect beneficial owner of 855,100 shares of the Common Stock owned by PFIII and 855,100 shares of Common Stock owned by EPEF. Includes 15,300 shares of Common Stock that Mr. Maxwell may acquire upon the exercise of Common Stock purchase warrants.

(5) By reason of its status as an ultimate general partner of PFIII and EPEF, First Analysis Corporation ("FAC") may be deemed to be the indirect beneficial owner of 1,710,200 shares of the Company's Common Stock owned by PFIII and EPEF.

(6) By reason of Mr. Oliver Nicklin's status as the majority stockholder of FAC, the ultimate general partner of PFIII and EPEF, includes 1,710,200 shares of Common Stock of PFIII and EPEF attributed to Mr. Nicklin as the indirect beneficial owner.

(7) Includes 526,500 shares of Common Stock that Mr. Mitchel J.
    Laskey may acquire upon the exercise of Common Stock purchase warrants.

(8) Includes 35,000 shares of Common Stock that Mr. David M.
    Pomerance may acquire upon the exercise of Common Stock purchase warrants.

(9) Includes 10,000 shares held by Ms. Joan Martinson. Thomas and Joan Martinson are husband and wife. Also includes 32,000 shares of Common Stock that Mr. Thomas J. Martinson may acquire upon exercise of Common Stock purchase warrants.

(10) Includes 25,300 shares of Common Stock that Mr. Richard W.
     Truelick may acquire upon the exercise of Common Stock purchase warrants.

(11) Includes 11,000 shares of Common Stock that Mr. Jerry L.
     Carson may acquire upon the exercise Common Stock purchase warrants.

(12) Includes 23,000 shares of Common Stock that Mr. Paul Glover may acquire upon the exercise of Common Stock purchase warrants.




                                      8



                           EXECUTIVE COMPENSATION



Report of Compensation Committee



The Compensation Committee is charged with the formulation and oversight of the Company's general compensation policies and plans, including those for its executive officers. The
Committee consists of Daniel Raynor, its chair, Thomas J.
Martinson and Bret R. Maxwell, all of whom are independent members of the Company's Board of Directors.

The Company's general compensation policies are designed to attract and retain exceptional employees at all levels of the organization. Specific policies exist for members of the Company's sales organization to incent those people to increase the Company's operating revenues. Additional policies for certain of the Company's executives and other key employees focus those employees' energies on the Company's long-term strategies for growth, profitability and enhancement of shareholder value. The principal elements of these policies are:

Base Salary: Base salaries are set for all employees through the use of a compensation matrix which identifies ranges of salaries for each job level as well as performance standards within each level. The matrix is adjusted annually for changes in the Consumer Price Index, and is designed to provide employees receiving positive performance reviews with a base salary approximating the 75th percentile among salaries for similar positions within the Company's peer group. The Committee annually reviews the salaries of executives in relation to this matrix and in conjunction with the executives' performance reviews and with the salaries suggested by the President and CEO.

Sales Commissions: The Company provides direct sales representatives and sales management personnel with commissions in addition to their base salary. The commissions are paid on the achievement of certain sales goals under the Company's Sales Policy and Commission Plans which are administered by the President and CEO, and the Senior Vice President of Sales and Marketing.

Management Incentive Compensation: Executive officers and managers of the Company are eligible to receive cash incentives under the Company's Management Incentive Compensation (MIC) Plan which is administered by the President and CEO under the direction of the Compensation Committee. Awards under this Plan may be recommended annually by the President and CEO, and require the approval of the Compensation Committee.

Incentive Stock Option Plan: As additional incentive for the Company's executives and other key employees to build shareholder value, stock options have been awarded under the Company's 1983 and 1993 Incentive Stock Option Plans. Under provisions of the Internal Revenue Code, options granted under these Plans are considered "Incentive Stock Options". The Compensation Committee functions as the Company's Incentive Stock Option Committee and is responsible for approving all awards under these Plans. Grants of options under the 1983 Plan are no longer allowed as that Plan has expired. Grants under the 1993 Plan, which was approved by the shareholders in 1993, are permitted until 2003.

Director and Management Stock Warrant and Option Plan: In order to attract and incent directors and key managers of the Company, options and warrants for the Company's Common Stock may be granted under the Company's Director and Management Stock Warrant and Option Plan which was approved by the shareholders in 1993. Grants under this Plan are made under the direction of the Compensation Committee and are "non-qualified" as that term is defined in the Internal Revenue Code.



Employee Stock Purchase Plan:  The Company adopted the
Employee Stock Purchase Plan in 1993 for the purpose of encouraging full time employees to become shareholders in the Company. Employees pay for their shares through voluntary payroll deductions. This Plan qualifies for favorable tax treatment to employees under Section 421 and 423 of the Internal Revenue Code.



401(k) Plan: The Company's 401(k) Plan authorizes the Board of Directors to establish periodic employer matching contributions to the accounts of employees making qualifying elective deferrals. During 1998, the 401(k) Plan employer match has been established by the Company's Board of Directors at 30% of qualifying employee contributions. The Company's Board of Directors has also recommended that shareholders approve payment of this match in common stock of the Company (See also Proposal Number Three (3) herein).

                    Dynamic Healthcare Technologies, Inc. Compensation and
                      Stock Option Plan Committee
                    Daniel Raynor
                    Thomas J. Martinson
                    Bret R. Maxwell



                                      9




Summary Compensation Table

The following table is a summary of the annual, long term, and other compensation of the Company's Chief Executive Officer and the Company's four most highly compensated executives other than the Chief Executive Officer during 1997.

                                           Long-Term Compensation
                     Annual Compensation   Awards        Payouts
                                           Securities
Name and                      Other Annual Underlying    LTIP     All Other
Principal       Salary  Bonus Compensation Options/SARs  Payouts  Compensation
Position   Year  ($)    ($)(6)     ($)         (#)        ($)(4)     ($)(2)

David M.   1997  --      --     $43,000(8)     --           --     $159,263(7)
Pomerance  1996 $113,854 --     $37,050(1)(8)  50,000(5)    --     $167,462(7)
Chairman   1995 $151,750 --     $ 7,800(1)     --           --     $  2,772
of the Board

Mitchel J. 1997 $275,000 $50,000 $15,000(1)    50,000(3)   $29,169 $  2,850
Laskey     1996 $182,125  --     $15,000(1)   100,000(5)   $50,000 $  2,850
Director,  1995 $151,750  --     $ 7,800(1)    --          $50,000 $  2,772
President
and CEO

Nikhil A.  1997 $ 69,725 $25,000   --          25,000(5)    --     $42,688(9)
Bhatt      1996 $ 90,417 $14,174   --         150,000(3)    --     $ 1,395
Senior VP
and Chief
Technical
Officer (10)

Michael L. 1997 $ 91,604 $ 7,500    --        150,000(5)    --     $   563

Paul S.    1997 $135,000 $25,000    --         20,000(5)    --     $   --
Glover     1996 $101,875 $21,261    --         60,000(5)    --     $   555
VP Finance 1995 $ 83,815 $  --      --         25,000(5)    --     $   --


     (1) Includes amounts paid as car allowance, club dues and other compensation travel related payments.

     (2) Includes Company contributions to the individual employees' 401(k) Retirement Plan.

     (3)  Options awarded pursuant to employment agreements.

     (4)  Represents amounts paid under a deferred compensation agreement with Mitchel J. Laskey assumed in connection with the
          acquisition of Dynamic Technical Resources, Inc.   Final
          payments under this agreement were made during 1997.

     (5)  Options awarded under the Company's Incentive Stock
          Option Plan.

     (6)  Includes management bonuses.

     (7) Includes consulting fees and incentive compensation paid pursuant to a revised Employment Agreement.

     (8) Includes compensation for serving as Chairman of the Board.

     (9)  Includes taxable moving expense reimbursements.

    (10) On March 26, 1998 the Company's Board of Directors accepted the resignation of Mr. Bhatt, effective May 31, 1998.






                                      10




                          OPTION GRANTS DURING 1997

The following table sets forth information relative to stock options granted to the named officers during 1997. The Company has not granted any stock appreciation rights.


                                                        Potential Realizable
                                                        Value At Assumed
                                                        Annual Rates of Stock
                              Individual Grant          Price Appreciation for
            Number of    Percent of                     Option Term
            Securities   All Options   Exercise
            Underlying   Granted to    Price Per   Expiration
            Options      Employees     Share       Date        5%($)    10%($)
                         in 1997

Mitchel J.
Laskey      50,000(1)    8.2%        $4.63      01/01/02   $ 63,949 $  141,333

Nikhil A.
Bhatt       25,000(2)    4.1%        $4.75      06/11/07   $ 74,681 $  189,257

Michael L.
Carlay     150,000(2)   24.5%        $4.25      07/16/07   $400,917 $1,016,009

Paul S.
Glover      20,000(2)    3.3%        $4.75      06/11/07   $ 59,745 $  151,405


     (1) Employment contract options.
     (2) Options awarded under the Company's Incentive Stock Option
         Plan.


             AGGREGATED OPTION EXERCISES DURING 1997 FISCAL YEAR AND
                             YEAR END OPTION VALUES

The following table sets forth information relative to stock options exercised by the Named Officers during 1997 and values of stock options held by those officers that were outstanding at year end:



                             Number of    Number of
                             Securities   Securities    Value of     Value of
         Number of           Underlying   Underlying    Unexercised  Unexercised
         Shares              Unexercised  Unexercised   In-The-Money In-The-Money
         Acquired  Dollar    Options at   Options at    Options at   Options at
         On 	 	    Value     Year-End	 	 	Year-End      Year-End     Year-End
Name     Exercise  Realized  Exercisable  Unexercisable Exercisable  Unexercisable

David M. 275,000  $1,301,563 20,000       30,000         $ 24,975    $37,463
Pomerance

Mitchel J. --       --      290,000       60,000         $579,663    $37,463
Laskey

Nikhil A.  --       --       90,000       85,000          --         --
Bhatt

Michael L. --       --       --          150,000          --         --
Carlay

Paul S.  21,500  $  120,198  20,000       63,500          --         $24,133
Glover


                       MANAGEMENT INCENTIVE COMPENSATION PLAN

The Company has a Management Incentive Compensation ("MIC") Plan that is administered by the President and CEO under the direction of the Compensation and Incentive Stock Option Committee of the Board of Directors. Cash distributions may be made annually based on the Company's overall financial performance, the individual employee's performance against pre-determined objectives, and discretionary amounts determined by the Committee. Company executives, directors and managers, receive distributions from the pool which are determined by the Compensation and Incentive Stock Option Plan Committee based on recommendations from the Company's President and CEO.

Benefits paid to employees participating in the Plan during 1997 were $279,000 and were computed based only on each employee's individual performance against pre-determined objectives. As of March 31, 1998, the Board of Directors has established a 1998 MIC Plan distribution pool of $931,000, 60% based upon the Company's overall financial performance and 40% based upon pre-determined individual objectives. No 1998 MIC Plan financial performance distributions will be made if the Company's pre-tax, operating income for 1998 is less than $4,000,000.



                                       11



                              EMPLOYMENT CONTRACTS



In October, 1996, the Company entered into an Employment Agreement with Paul S. Glover to serve as Vice President - Finance, and Chief Financial Officer. The term of the agreement is (3) three years and provides for a current base salary of $150,000 per annum, which is subject to annual review by the Board of Directors and increases based on the Consumer Price Index. The agreement contains a covenant not to compete for a period of 18 months after termination. The severance arrangement included in the agreement provides that upon the occurrence of a triggering event as defined in the agreement (including a change in control), Mr. Glover is entitled to receive a lump-sum payment equal to compensation for one year plus all stock options, warrants and stock appreciation rights, if any.

In  July, 1997, the Company entered into an employment
agreement with Michael L. Carlay to serve as the Company's Senior Vice President of Sales and Marketing. The agreement is perpetual and may be terminated at any time. The agreement provides for an annual base salary of $150,000 which is to be reviewed annually by the Board of Directors and is subject to
increases based on the Consumer Price Index.	 In addition to
base salary, Mr. Carlay is entitled to commissions on certain sales contracts executed subsequent to his hire date. The severance arrangement included in the agreement provides that upon the occurrence of a triggering event as defined in the agreement (including a change in control), employee will receive a lump sum cash payment equal to one year of Mr. Carlay's annual base salary plus all stock options, warrants, and stock appreciation rights, if any.

On January 1, 1998, the Company entered into a 1998
Compensation Plan (the "1998 Plan") with Mitchel J. Laskey, President and CEO, which expands the three (3) year Employment
Agreement entered into on January 1, 1997.   The 1998 Plan is
effective for the 1998 calendar year and continues Mr. Laskey's
annual salary at $300,000.   The 1998 Plan provides for Target
and Financial Bonuses. The Target Bonus is $50,000 and will be earned by Mr. Laskey based on the achievement of goals and objectives, set forth in the 1998 Plan. The maximum Financial Bonus is $100,000 which is earned by Mr. Laskey when pre-tax operating income is at least $5,000,000. No Financial Bonus is paid if pre-tax operating income is less than $4,000, 000 and a prorated bonus is earned for income between $4-$5 million. An Override Bonus of 3-5% of pre-tax income in excess of $5,000,000 is paid when pre-tax operating income exceeds $5,000,000. The 1998 Plan also grants to Mr. Laskey special stock options to
acquire 400,000 shares.   These options have a vesting schedule
identical to the options granted under the Company's Stock Option Plan for Director's and Management Employees and exercise prices significantly higher than the current market price (See also Proposal Number Five (5) contained herein).

On January 2, 1998, the Company entered into an Employment Agreement with Scott E. Waldrop to serve as Senior Vice President and Chief Operating Officer. The term of the agreement is (3) three years and provides for a base salary of $200,000 per annum, which is subject to annual review by the Board of Directors and increases based on the Consumer Price Index. The agreement contains a covenant not to compete for a period of 18 months after termination. The severance arrangement included in the agreement provides that upon the occurrence of a triggering event as defined in the agreement (including a change in control), Mr. Waldrop is entitled to receive a lump-sum payment equal to compensation for one year plus all stock options, warrants and stock appreciation rights, if any.

Mr. Nikhil A. Bhatt, the Company's Senior Vice President and Chief Technical Officer announced his resignation in March 1998. Pursuant to Mr. Bhatt's Employment Transition Agreement dated March 6, 1998, Mr. Bhatt will be paid severance of $176,700 on April 15, 1998. Mr. Bhatt will be transitioning his current responsibilities through May 31, 1998 and will continue to serve as an Executive Advisor to the Company on matters as may from time to time be mutually determined, through May 31, 1999, on a per diem basis.







                                      12




                          OTHER COMPENSATION PLANS


1983 Incentive Stock Option Plan

The Company had an Incentive Stock Option Plan which expired March 1993 ("1983 Plan"). The 1983 Plan allowed the Company, at its discretion, as determined by a three member Stock Option Plan Committee appointed from the members of the Board of Directors who were not eligible to participate in the 1983 Plan, to grant incentive stock options to employees determined by the Committee, for the purchase of Common Stock of the Company.

Under the 1983 Plan as of March 31, 1998, there were unexpired options outstanding and unexercised for an aggregate of 5,000 shares of Common Stock. As of March 31, 1998, the market value for the shares underlying these unexercised options was $12,344. The total proceeds the Company would realize upon the exercise of all 1983 Plan options outstanding at March 31, 1998, was $9,035. Options may be exercised for periods up to ten years from date of grant or, in the case of holders of 10% or more of the Company's Common Stock, five years from date of grant. The expiration of the 1983 Plan does not effect the right of the holders to exercise unexpired options under the Plan. The exercise price of the options granted under the Plan may not be less than 100% of the fair market value of the Company's Common Stock on the grant date or, in the case of holders of 10% or more of the Company's Common Stock, 110% of the fair market value of the Company's Common Stock at grant date. Options may be exercised to acquire 40% of the shares subject to the option after one year, 30% of the shares subject to the option after two years and 30% of the shares subject to the option vesting after three years.

1993 Incentive Stock Option Plan

The Company adopted an Incentive Stock Option Plan in 1993 ("1993 Plan") which is similar to the 1983 Plan. The 1993 Plan is managed by the Compensation Committee appointed from members of the Board of Directors, who are not eligible to participate in the 1993 Plan. As of March 31, 1998, under the 1993 Plan, there were unexpired options outstanding and unexercised for shares an aggregate of 1,222,447 shares of Common Stock. As of March 31, 1998, the market value for the shares underlying these unexercised options was $3,017,916. The total proceeds the Company would realize upon the exercise of all 1993 Plan options outstanding at March 31, 1998, was $4,475,127. The terms and vesting schedule of options granted under both the 1983 Plan and 1993 Plan are the same.

Options granted under both the 1983 Plan and the 1993 Plan are "Incentive Stock Options" pursuant to Section 422A of the Internal Revenue Code. Employees do not recognize income at the time of the grant or exercise of an option. Employees will recognize capital gain or loss, as the case may be, at the time of the subsequent sale of the Common Stock issued upon the exercise of the option. The Company will not recognize income at either the time of the option grant or at the time of the exercise.

All full-time permanent Company employees are eligible to participate under both Plans. Options may be exercised by payment of cash to the Company.

Director and Management Stock Warrant and Option Plan

The Company adopted the Director and Management Stock Warrant and Option Plan ("D & M Plan") in 1993 for the issuance of stock purchase warrants and stock options to directors, officers and key management employees of the Company. Grants under the D & M Plan are made under the direction of the Company's Compensation Committee. The purpose of the D & M Plan is to attract and retain talented directors, officers and key management employees of the Company.

The Company has reserved 650,000 shares of its Common Stock for issuance upon the exercise of warrants and options granted under the D & M Plan. As of March 31, 1998, there were unexpired warrants and options outstanding and unexercised for shares totaling 268,449. The market value for shares underlying these warrants and options was $662,857 as of March 31, 1998. The total proceeds the Company would receive upon the exercise of these warrants and options outstanding at March 31, 1998 were $1,304,751. Under the D & M Plan, warrants to directors are to be issued with an exercise price equal to the average of the closing bid and ask prices of the Company's Common Stock on the date of issuance. Options to employees and officers are to be issued with an exercise price of no less than 85% of the fair market value of the Company's Common Stock on the date of issuance.

The D & M Plan does not qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. As such, warrant holders and optionees will not realize income at the time of the warrant or option grant. They will recognize ordinary compensation income at the time of the exercise of the warrant or option to the extent of the difference of the exercise price and the fair market value of the underlying Common Stock at the time of exercise. Warrant holders and optionees will recognize either a capital gain or capital loss at the time of the eventual sale of the Common Stock received on exercise, computed as the difference between the sale price of the Common Stock and its fair market value on the exercise date.





                                       13




Employee Stock Purchase Plan

The Company adopted the Employee Stock Purchase Plan in 1993 for the purpose of encouraging full-time employees to become shareholders in the Company. The Company has reserved 600,000 shares of its Common Stock for issuance pursuant to purchases under this Plan. Under this Plan as of March 31, 1998, 131,929 shares have been issued generating proceeds to the Company of $361,032.

The price for stock purchased under this Plan will be the lesser of 85% of the average bid and ask prices of the Company's Common Stock at the beginning of and at the end of each six month purchase period. Employees pay for the shares through payroll deductions. This Plan qualifies for favorable tax treatment to employees under Sections 421 and 423 of the Internal Revenue Code.

                 COMPENSATION OF DIRECTORS

Under a policy established by the Company's Board of Directors, "outside directors" are compensated at the rate of $500 plus expenses for each Board meeting attended in person.

Outside directors also receive a five-year warrant for 25,500 shares of the Company's Common Stock. The warrant is issued on the date of their first election to the Board of Directors and the exercise price is equal to the average of the closing bid and ask prices of the Company's Common Stock on the date of issuance. Prior to June 14, 1995 these warrants vested one-third upon issuance and one-third upon each of the first and second anniversaries of the warrant. After June 13, 1995 these warrants were issued to vest 40% upon issuance and 20% on each anniversary date for three subsequent years. In addition, annual warrants are issued to certain outside directors starting at the beginning of that director's third consecutive term in office as an outside director of the Company. Each annual warrant is for 5,000 shares of the Company's Common Stock, has a five year term and an exercise price equal to the average of the closing bid and ask prices of the Company's Common Stock on the date of issuance. Prior to June 14, 1995 these warrants vested fully upon issuance. After June 13, 1995 these warrants were issued to vest 40% upon issuance and 20% on each anniversary date for three subsequent years. With certain exceptions, all outside director warrants expire upon the termination of that director's service to the Company as a director. Messrs. Carson, Coon, Martinson, Raynor, Truelick, Maxwell, and Pomerance (when an outside director) have all received warrants for the Company's Common Stock under this Plan.

Mr. Pomerance received $43,000 for his services as chairman of the board during 1997. In addition, Mr. David Pomerance is president of MMRI, Inc., which provides financial consulting and
advisory services to the Company.   During the year ended
December 31, 1997 the Company paid $159,263 to MMRI, Inc. for such services.

No director receives any additional compensation for services to the Company as a member of any committee of the Board of Directors.


REPORTS BY INSIDERS UNDER SECTION 16


The following is a listing of the Company's directors, officers or beneficial owners of more than 10% of the Company's Common Stock ("reporting persons") who failed to file on a timely basis reports required under Section 16(a) of the Exchange Act during fiscal year 1997:

                                                    Number of       Number of
                  Relationship        Number of     Transactions    Forms Not
Name of Insider   to the Registrant   Late Reports  Reported Late   Filed

Bret R. Maxwell   Director             2            2               0


The Company is aware of two (2) incorrect filings made by reporting persons during fiscal 1997. A Form 4 and a Form 5 filed by Steven J. Akerson, VP Corporate Operations, listed options that were granted on June 13, 1996 as 500 instead of 5,000. An amended Form 5 for holdings on December 31, 1997 has been filed to correct this clerical error.




                                      14




                              STOCK PERFORMANCE


The following chart compares the cumulative total shareholder return on the Company's Common Stock based on the closing bid price of the Company's Common Stock for the last five years ("Company Index"), with the cumulative total returns for the Center for Research and Security Prices ("CRSP") total return index for the NASDAQ Stockmarket-U.S. Companies Index ("Market Index") and the CRSP NASDAQ Computer and Data Processing Services Stocks Index ("Peer Group") over the same period. The comparison assumes $100 invested in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The stock price performance shown on the chart is not necessarily indicative of future performance.


[GRAPH]

                     DYNAMIC HEALTHCARE                    NASDAQ COMPUTER
                     TECHNOLOGIES, INC.     NASDAQ US      AND DATA PROCESSING

1992                 100.00                 100.00           100.00
1993                 121.43                 114.80           105.83
1994                  57.14                 112.21           128.53
1995                 132.14                 148.70           195.74
1996                 264.29                 195.19           241.54
1997                 175.00                 239.53           296.72





                                        15



    PROPOSAL NUMBER TWO (2) - ENGAGEMENT OF AUDITORS

The Board of Directors has appointed the firm of KPMG Peat Marwick, LLP as the auditors of the Company for the fiscal year ending December 31, 1998, subject to approval of such appointment by stockholders at the Annual Meeting. KPMG Peat Marwick, LLP has audited the Company's financial statements since the Company's 1994 fiscal year.

A representative of KPMG Peat Marwick, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

An affirmative vote of at least a majority of the votes cast on this proposal is required for approval. The Board of Directors is recommending to the Company shareholders a vote "FOR" Proposal Number Two (2) to engage KPMG Peat Marwick, LLP as independent public accountants for the Company for the fiscal year ending December 31, 1998.


PROPOSAL NUMBER THREE (3) - 1998 MATCHING CONTRIBUTIONS TO THE
                      401(K) PLAN

The Company maintains a 401(k) plan (the "Plan") for the benefit of its employees. The Plan document provides the Board of Directors with authorization to determine the amount and form of annual employer matching contributions to the Plan, if any. For 1998 the Company's Board of Directors authorized the Company to make monthly matching contributions to the 401(k) Plan at the rate of 30% of employee deferral amounts. Company matching contributions were $85,216, $186,829 and $420,487 in 1995, 1996 and 1997, respectively. The Board also proposes to reserve 500,000 shares of Common Stock for distribution to employees under matching contributions to the Company's 401(k) Plan instead of cash. Under the proposal, the Employer match contributions will be funded monthly in Common Stock of the Company based on the months daily average high and low sales prices reported by the NASDAQ for the month. The shareholders are being asked to approve at the Annual Meeting the use of Common Stock to fund the employer matching contributions to the Plan.

The Board of Directors believes that providing the Plan matching contribution in the form of Company Common Stock is needed to encourage employees, including Officers, to become shareholders of the Company, thereby providing incentive to remain in the Company's employ, and further the objectives of the Company to improve operations, to increase profits and to contribute to the Company's success. In addition, it will reduce the Company's cash commitments. An affirmative vote of at least a majority of the votes cast on this proposal is required for approval. The Board of Directors recommends a vote "FOR" Proposal Number Three (3) to make 1998 matching contributions to the Plan in the form of Company Common Stock.

PROPOSAL NUMBER FOUR (4) - AMENDMENT TO THE EMPLOYEE STOCK
                    PURCHASE PLAN

During 1993 the shareholders approved and the Company adopted an Employee Stock Purchase Plan ("ESP Plan") effective for a five-year period beginning January 1, 1994. The Company reserved 200,000 shares of Common Stock for issuance under the ESP Plan. During 1997, the Board proposed and the shareholders approved increasing to 600,000 the number of shares reserved for issuance under the ESP Plan. It is open for enrollment by employees working at least 20 hours per week and who have completed at least five months of service. The ESP Plan operates in one or more phases of six months each and expired on March, 1998, with the final phase terminating on June 30, 1998.

The Board of Directors believes this amendment to extend the expiration date of the ESP Plan to December 31, 2003 is needed to encourage employees, including Officers, to become shareholders of the Company, thereby providing incentive to remain in the Company's employ, and further the objectives of the Company to improve operations, to increase profits and to contribute to the Company's success. An affirmative vote of a majority of the shares represented at the meeting is required to adopt the amendment to the ESP Plan. An affirmative vote of at least a majority of the votes cast on this proposal is required for approval. The Board of Directors recommends a vote "FOR" Proposal Number Four (4) to amend the ESP Plan.






                                       16






PROPOSAL NUMBER FIVE (5) - RATIFICATION OF SPECIAL STOCK OPTION AGREEMENT

On January 7, 1998 the Company entered into a Special Stock Option Agreement with Mr. Mitchel J. Laskey, the Company's President, CEO and Treasurer, in connection with his 1998 compensation package. The 1998 Compensation Package for Mr. Laskey was approved unanimously by the Company's Board of Directors upon review, approval, and recommendation by the Board's Compensation Committee.

The options granted under the Special Stock Option Agreement grant Mr. Laskey the option to acquire up to 400,000 shares of the Company's Common Stock, $.01 par value, are exercisable through December 31, 2002, are nontransferable, vest in accordance with the vesting provisions currently in effect for the Company's Director and Management Plan, and are summarized as follows:

                    Number of Option Shares          Exercise PricE

                         100,000                           $6.00
                         100,000                           $7.50
                         100,000                           $9.00
                         100,000                          $10.50
                         400,000


The Board of Directors believes the issuance of the Special Stock Option Agreement is an important component of Mr. Laskey's 1998 compensation package and directly aligns the objectives of Mr. Laskey to those of the Company's shareholders. An affirmative vote of at least a majority of the votes cast on this proposal is required for approval. The Board of Directors recommends a vote "FOR" Proposal Number Five (5) to ratify and confirm the issuance of the Special Stock Option Agreement in favor of Mr. Mitchel J. Laskey.


PROPOSAL NUMBER SIX (6) - INCREASING THE NUMBER OF BOARD OF
                  DIRECTORS TO EIGHT

The Board of Directors has proposed increasing the number of members of the Company's Board of Directors to eight, to facilitate obtaining the services of Mr. Guy Rabbat as a Director.

Guy Rabbat, Age 55, has been nominated to be a Director of the Company. Mr. Rabbat is a Vice President of General Electric Company ("GE") of Milwaukee, Wisconsin responsible for all global GE medical products, information technology and services and has been since 1996. Mr. Rabbat was Managing Director and Executive Board Director of Rank Xerox Systems LTD and Rank
Xerox LTD, Welwyn, England from 1992 to 1996, and was responsible for the systems operations in Europe, Africa and Asia, and 1,125 employees. Mr. Rabbat has also been President, CEO of Modular Computer Systems, Inc. of Fort Lauderdale,
Florida from 1987 to 1992, a Division Head of General Motors Corporation, Detroit, Michigan from 1984 to 1987, and a Director of IBM Corporation of Armonk, New York from 1972 to 1984. Mr. Rabbat does not currently serve as a Director of any other company, and has no beneficial ownership interest in the Company.

An affirmative vote of at least a majority of the votes cast on this Proposal is required for approval. The Board of Directors recommends a vote "FOR" Proposal Number Six (6) to increase the number of members of the Company's Board of Directors to eight and elect Guy Rabbat as a member of the Board of Directors.


   PROPOSAL NUMBER SEVEN (7) - AMENDMENT TO THE BY-LAWS

The Board of Directors has proposed an amendment to the By-Laws of the Company pursuant to Section 607.1020 of the Florida Business Corporation Act and Article II of the By-Laws of the Company, which relates to the number of Directors of the Company, by deleting Article II, Section 2 in its entirety, and replacing it with a new Article II, Section 2 as set forth below.

Current Article II, Section 2

     Section 2, Number. The corporation shall have seven directors initially. The number of directors may be increased or decreased from time to time by the holders of a majority of the outstanding shares of the corporation at any regular or special meeting of shareholders, but no decrease shall have the effect of shortening the term of an incumbent director (unless the shareholders remove the director), nor shall there ever be less than one director.




                                         17



Proposed New Article II, Section 2

     Section 2, Number. The corporation shall have seven (7) directors initially. The number of directors may from time to time hereafter be decreased to a minimum of five (5) directors and increased to a maximum of nine (9) directors, as follows:
     (i) at any regular, annual or special meeting of the Board of Directors, by the vote of directors representing two-thirds (2/3) of the entire Board of Directors; (ii) by written consent of two-thirds (2/3) of the entire Board of Directors; or (iii) by the vote of the holders of a majority of the issued and outstanding shares present, in person or by proxy, at any annual or special meeting of the shareholders, but in no event shall a decrease in the number of directors have the effect of shortening the term of an incumbent director, unless the shareholders shall also approve the removal of such director.

The Board of Directors believes that approval of Proposal
Number Seven (7) will provide the Board with responsive flexibility in attracting and retaining the services of Directors. An affirmative vote of at least a majority of the votes cast on this proposal is required for approval. The Board of Directors recommends a vote "FOR" Proposal Number (7) to amend Article II, Section 2 of the Company's By-Laws.


                   OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.


                STOCKHOLDER PROPOSALS

Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 1999 Annual Meeting if they are received by the Company before the close of business on December 31, 1998.



                                            THE BOARD OF DIRECTORS


Dated:  April 24, 1998




                                       18




                       DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints MITCHEL J. LASKEY and DAVID M. POMERANCE, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Dynamic Healthcare Technologies, Inc. held by record by the undersigned on April 17, 1998, at the annual meeting of shareholders to be held on June 4, 1998, or any adjournment thereof.

1.	ELECTION OF DIRECTORS
     ____ FOR all nominees listed below         ____ WITHHOLD AUTHORITY
	   	(except as marked to the contrary          to vote for all nominees listed
      below)                                    below
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

JERRY L. CARSON; THOMAS J. MARTINSON; DAVID M. POMERANCE;
MITCHEL J. LASKEY; DANIEL RAYNOR; BRET R. MAXWELL; RICHARD W.
TRUELICK


2.	To vote on the proposal of the Board of Directors that KPMG
   Peat Marwick, LLP, independent public accountants, be engaged as auditors for the Company for the fiscal year ending December 31, 1998.

   ____ FOR     ____ AGAINST     ____ ABSTAIN


3.	To vote on the proposal by the Board of Directors that
   employer matching contributions related to 1998 employee deferrals to the Dynamic Healthcare Technologies, Inc. 401(k) Plan, be made monthly in the form of Company common stock.

   ____ FOR     ____ AGAINST     ____ ABSTAIN


4.	To vote on the proposal by the Board of Directors to amend
   the Employee Stock Purchase Plan ("ESP Plan") to extend the expiration date to December 31, 2003.

   ____ FOR     ____ AGAINST     ____ ABSTAIN


5.	To vote on the proposal to ratify and confirm the Board of
   Directors issuance of a special Stock Option Agreement in favor of Mr. Mitchel J. Laskey.

   ____ FOR     ____ AGAINST     ____ ABSTAIN

6.	To vote on the proposal by the Board of Directors to increase the number of Board members to eight (8) and elect Guy Rabbat as a member of the Board of Directors.

   ____ FOR     ____ AGAINST     ____ ABSTAIN


7.	To vote on the proposal by the Board of Directors to amend
   Article II, Section 2 of the Company's By-Laws.

   ____ FOR     ____ AGAINST     ____ ABSTAIN


8.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 through 7.

The undersigned hereby revokes any proxies heretofore given by him and confirms all that the Proxies may lawfully do by virtue hereof.


Dated: ___________________, 1998         _________________________
                                         Signature of Shareholder




PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY.     Please sign name exactly as
IF YOUR ADDRESS OR ZIP CODE IS INCORRECT,        shown hereon.  Executors,
PLEASE CORRECT THE SAME BEFORE RETURNING.        Administrators, Trustees, etc.
                                                 should give titles as such.
                                                 If Shareholder is a
                                                 corporation, sign full
                                                 corporate name by duly
                                                 authorized officer.







                                      19